UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 31, 2018

Zoetis Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35797	46-0696167
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 Sylvan Way, Parsippany, New Jersey	07054
(Address of principal executive offices)	(Zip Code)

(973) 822-7000
(Registrant's telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On July 31, 2018 (the "Closing Date"), Zoetis Inc. (the “Company”) filed a Current Report on Form 8-K (the "Initial Form 8-K") to report the completion of its acquisition (the "Merger") of Abaxis, Inc., a California corporation (“Abaxis”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 15, 2018, by and among the Company, Abaxis and Zeus Merger Sub, Inc., a California corporation and an indirect wholly owned subsidiary of the Company (“Merger Sub”). Pursuant to the Merger Agreement, on the Closing Date, Merger Sub merged with and into Abaxis, with Abaxis continuing as the surviving corporation and a wholly owned subsidiary of the Company. The Company is filing this Amendment No. 1 to amend the Initial Form 8-K to include the historical financial statements of Abaxis and pro forma combined financial information required to be filed under Item 9.01 on Form 8-K. The disclosure included in the Initial Form 8-K otherwise remains unchanged.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated balance sheets of Abaxis as of March 31, 2018 and 2017 and the related consolidated statements of income, consolidated statements of comprehensive income, consolidated statements of cash flows, and consolidated statements of shareholders' equity for each of the three years in the period ended March 31, 2018, are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma combined balance sheet gives effect to the acquisition, as if it had occurred on March 31, 2018 and combines the historical balance sheets of Zoetis and Abaxis as of March 31, 2018. The unaudited pro forma combined statements of income are presented as if the acquisition had occurred on January 1, 2017 and combines the historical results of operations of Zoetis and Abaxis for the periods ended March 31, 2018 and December 31, 2017, respectively. Such unaudited pro forma combined financial statements are attached hereto as Exhibit 99.3 and are incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger by and among Zoetis Inc., Zeus Merger Sub, Inc. and Abaxis, Inc., dated as of May 15, 2018 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of
Zoetis Inc., filed with the U.S. Securities and Exchange Commission on May 16, 2018).

23.1	Consent of BPM LLP, Independent Registered Public Accounting Firm.

99.1*	Press Release of Zoetis Inc., issued on July 31, 2018.

99.2	Abaxis' Audited Historical Consolidated Financial Statements and Related Notes.

99.3	Zoetis' Unaudited Pro Forma Combined Financial Statements and Related Notes.

*Previously filed with the Initial Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ZOETIS INC.

By:	/s/ GLENN DAVID
Name:	Glenn David
Title:	Executive Vice President and
Chief Financial Officer
Dated: October 15, 2018